UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 5, 2004


                             Headwaters Incorporated
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-27808                   87-0547337
----------------------------       -------------          ----------------------
(State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation)              File Number)          Identification Number)


          10653 South River Front Parkway, Suite 300
                       South Jordan, UT                      84095
          ------------------------------------------      ----------
          (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (801) 984-9400

                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and our future results that are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Forward-looking statements include Headwaters' expectations as to the managing and marketing of coal combustion products, operations of facilities utilizing alternative fuel technologies, the marketing of synthetic fuels, the availability of tax credits, the availability of feed stocks, the receipt of licensing fees, royalties, and product sales revenues, the development, commercialization, and financing of new technologies and other strategic business opportunities and acquisitions, including without limitation, other information about Headwaters. Actual results may vary materially from such expectations. Words such as "expects," "anticipates," "targets," "goals," "projects," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward-looking. For a discussion of the factors that could cause actual results to differ from expectations, please see the captions entitled "Forward-looking Statements" and "Risk Factors" in Item 7 of our Form 10-K for the year ended September 30, 2003, and the Risk Factors described in Item 5 of our Form 8-K dated May 25, 2004 and in our Form S-3/A filed on October 26, 2004. There can be no assurance that our results of operations will not be adversely affected by such factors. Unless legally required, we undertake no obligation to revise or update any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the applicable report.


Item 2.02. Results of Operations and Financial Condition.

         On November 10, 2004, we issued our September 30, 2004 earnings press release. A copy of that press release is attached hereto as Exhibit 99.1. The information in Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On November 5, 2004 the Board of Directors accepted the nomination of its Nominating and Corporate Governance Committee and adopted a resolution appointing Blake O. Fisher, Jr. as a director of Headwaters Incorporated. The Board also appointed Mr. Fisher to serve on its Audit Committee and Compensation Committee. The following is biographical information on Mr. Fisher:

         Blake O. Fisher, Jr., age 60, is currently involved in management and financial consulting to the telecommunications and utility industries. He is a consultant on financial issues to the USDA on Rural Utilities Service's broadband program. From May 2004 to the present he has served as chief financial officer for Fiber Utilities of Iowa, an entity that provides operation and construction services to municipal utilities. In May of 2002, Mr. Fisher retired from McLeod USA, a telecommunications provider. From February 1996 to May 2002, he held senior management positions with McLeod USA, initially as Chief Financial Officer, then President of the company's Western region and as Chief Development Officer. From 1991 until February of 1996 Mr. Fisher was Chief Financial Officer of IES Industries, an energy holding company. Prior to that Mr. Fisher spent 23 years in several management positions with Consumer Power Company, headquartered in Michigan.

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Item 7.01. Regulation FD Disclosure.

         To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), we use a non-GAAP measure that we refer to as EBITDA. We define EBITDA as net income adjusted to exclude depreciation, amortization, net interest expense and income taxes. EBITDA has been reconciled to net income. EBITDA is provided to enhance the user's overall understanding of our current financial performance, our ability to service our debt, our compliance with current debt covenants and our ability to fund future growth. Specifically, we believe EBITDA provides useful information to management, investors and debt holders and is a financial measure used by the financial markets and rating agencies to analyze and compare companies on the basis of operating performance and liquidity. Maintenance of certain EBITDA measures are required under our Credit Facilities. EBITDA should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results and may not be comparable with similarly titled measures reported by other companies.

         We have provided EBITDA in the press release at Exhibit 99.1. Certain of our debt covenants require the calculation of EBITDA and we believe this measure provides creditors and investors with another tool to evaluate our ability to repay debt.

         The information in Item 7.01 of this Current Report, including Exhibit
99.1 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item
7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits.

                  Exhibit 99.1: Press release announcing Headwaters' financial results for the year ended September 30, 2004

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 10, 2004                         HEADWATERS INCORPORATED
                                                (Registrant)


                                                By  /s/ Kirk A. Benson
                                                   -----------------------------
                                                   Kirk A. Benson
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)

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